UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 09, 2021

UNITED STATES ANTIMONY CORPORATION
(Exact name of registrant as specified in its charter)

Montana	33-00215	81-0305822
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

P.O. Box 643 Thompson Falls, Montana		59873
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (406) 827-3523

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors;

(d)
Appointment of Certain Officers; Compensatory Arrangements of
                Certain Officers

Lloyd Joseph Bardswich joined the board of directors of United States Antimony Corp. on February 9, 2021. Joe has extensive experience in mining, mining engineering, management, drilling, metallurgy and plant design. He is a registered professional mining engineer, can served as a QP (qualified person) regarding reporting to NI43-101 standards and has worked as a Shift Boss, Mine Safety Engineer, Mine Foreman, Mine Manager, and Mining Consultant. It has not yet been determined which committees of the Board on which Mr. Bardswich will serve.

 Item 8.01 Other Events.

Additionally, U.S. Antimony is pleased to announce that it has signed a non-binding letter of interest regarding the potential supply of antimony with AMBRI, a company that utilizes antimony in its novel off-grid storage batteries.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED STATES ANTIMONY CORPORATION

Date: February 09, 2021	By:	/s/ John C. Gustavsen
John C. Gustavsen
Interim C.E.O.